SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report — November 7, 2003

DIMECO, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	33-58936	23-2250152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

820 Church Street Honesdale, Pennsylvania	18431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (570) 253-1970

N/A

(Former name or former address, if changed since last report)

Item 5.    Other Events and Regulation FD Disclosure

On November 7, 2003, the Registrant announced that its Board of Directors had declared a two-for-one stock split in the form of a dividend to the Company’s shareholders of record on November 14, 2003 with a payment date of December 1, 2003.

For further details, reference is made to the Press Release dated November 7, 2003, which is attached hereto as Exhibit 99 and incorporated herein by this reference.

Item 7.    Financial Statements and Exhibits

Exhibit 99 - Press Release dated November 7, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1943, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dimeco, Inc. (Registrant)

November 10, 2003	/s/ Maureen H. Beilman
Maureen H. Beilman Chief Financial Officer